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                                                ELECTION FORM/LETTER OF TRANSMITTAL
                                                      Return this form and your                                  Do you need
 Return this form with Fairfield stock      Fairfield Communities, Inc. Stock Certificates to                    Assistance?
certificates to Mellon Investor Services        Mellon Investor Services LLC as follows:                       Call us TOLL FREE
 LLC no later than 5 PM (Eastern time)                                                                          1-866-892-5622
  on the closing date of the Merger

By Mail:                                         By Hand:                                      By Overnight Delivery:
Mellon Investor Services LLC                     Mellon Investor Services LLC                  Mellon Investor Services LLC
Attn: Reorganization Department                  Attn: Reorganization Department               Attn: Reorganization Department
Post Office Box 3301                             120 Broadway 13th Floor                       85 Challenger Road - Mail Drop-Reorg
South Hackensack NJ 07606-3301                   New York, NY 10271                            Ridgefield Park, NJ 07660


   1. About You and Your Shares -- Indicate Address Change as Necessary Below

                                          Account Number:

                                          Certificate Number                                    Certificate Number

                                          Total Certificated Shares


   2. Election Options and Required Signatures - Complete A, B and C + All Fairfield stock certificates MUST accompany this form (except as set forth in Section 2)+

A) Options

  [ ] 1. Exchange all Fairfield            [ ] 2. Exchange all Fairfield shares                  [ ] 3. Exchange _______
         shares for Cash Election                 for Stock Election                                    Fairfield shares for Cash
                                                                                                        Election and the reminder
                                                                                                        for Stock Election
                                                             --------------------------------------------------------------------
B) Required Signatures -- All Fairfield                      C) W-9 Certification/                          Part 1-
   stockholders must sign below. The                         Substitution Form W-9
   stockholder whose Social Security Number                                                       PLEASE PROVIDE YOUR TAXPAYER
   is printed to the right must sign the W-9                 Department of the Treasury        IDENTIFICATION NUMBER ("TIN") BELOW
   X                                                         Requested for Taxpayer             AND CERTIFY THAT IT IS YOUR CORRECT
     -----------------------------------                     Identification Number ("TIN")        TIN BY SIGNING AND DATING BELOW.
     Signature of Stockholder     Date                       and Certification              --------------------------------------
                                                                                            Taxpayer Identification Number, Social
   X                                                                                              Security Number or Employer
     -----------------------------------                                                             Identification Number
     Signature of Stockholder     Date                        --------------------------------------------------------------------
     (If joint account)                                       Part 2 - Check the [ ] if you are exempt from backup withholding
     (     )      -                                           ---------------------------------------------------------------------
     -------------------------------------
     Area Code and Daytime Phone                              Part 3 - By signing below, you are certifying that you have not been notified by the Internal Revenue Service ("IRS") that you are subject
     The signatory above applies for regist-                  to backup withholding as a result of a failure to report all
     ration in the share register of Cendant                  interest and dividends or that the IRS has notified you that you are
     Corporation ("CD") as the owner of                       no longer subject to backup withholding. You must cross out this
     such number of registered shares resulting               Part 3 if this certification does not apply to you.
     from the exchange of Fairfield shares and                ---------------------------------------------------------------------
     declares that such signatory has acquired                Part 4 - Check the [ ] if you are awaiting a TIN*
     the registered CD common stock, if any,                  ---------------------------------------------------------------------
     in such signatory's own name and for such                CERTIFICATION: UNDER THE LAWS OF PERJURY, I CERTIFY THAT THE
     signatory's own account and provides the                 INFORMATION PROVIDED ON THIS SUBSTITUTE FORM W-9 IS TRUE, CORRECT,
     following information to Cendant:                        AND COMPLETE.

                                                              PRINT NAME
     Citizenship (if a natural person)                                   --------------------------------------------------------
                                        ------------------
     Date of birth (if a natural person)                      SIGNATURE
                                        ------------------               --------------------------------------------------------
     Registered Office (if not a person)
                                        ------------------    DATE       --------------------------------------------------------

    3. Special Transfer or Payment Instructions               NOTE: FAILURE TO COMPLETE AND RETURN THE ABOVE SUBSTITUTE FORM
                                                              W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS
       The check and/or CD common stock certificate from      MADE TO YOU PURSUANT TO THE MERGER REDEMPTION.
       the exchange will be issued in the name(s) printed
       in Section 1 unless you indicate a different name      *YOU MUST COMPLETE THE CERTIFICATE IF YOU CHECKED THE
       below. Your signature and a Signature Guarantee        BOX IN PART 4 OF THE SUBSTITUTE FORM W-9:
       are required. The Substitute Form W-9 to the right
       must be completed by the new account holder.
        --------------------------------------------------    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
        NAME                                                  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that either (a) I have mailed
        --------------------------------------------------    or delivered an application to receive a taxpayer identification
        NAME                                                  number to the appropriate Internal Revenue Service Center or Social
                                                              Security Administration Office, or (b) I intend to mail or deliver
        --------------------------------------------------    an application in the near future. I understand that if I do not
        ADDRESS                                               provide a taxpayer identification number within sixty (60) days, 31%
                                                              of all reportable payments made to me thereafter will be withheld
        --------------------------------------------------    until I provide a number.
        CITY-STATE-ZIP

        X                                                     --------------------------------------------      ------------------
        --------------------------------------------------                     Signature                                Date
        AUTHORIZED SIGNATURE(S)

                                                                                 Continued on the reverse side
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    4. Special Delivery Instructions                                            5. Notice of Guaranteed Delivery

    The CD common stock certificate and/or check will be                        -------------------------------------------------
    mailed to the address shown in Section 1 unless you                         Name of Firm
    indicate a different address below:
                                                                                -------------------------------------------------
    -----------------------------------------------------                       Authorized Signature
    NAME
                                                                                -------------------------------------------------
    -----------------------------------------------------                       Title
    ADDRESS
                                                                                -------------------------------------------------
    -----------------------------------------------------                       Address
    CITY-STATE-ZIP
                                                                                -------------------------------------------------
                                                                                City-State-Zip
                                                                                Area Code and Telephone
                                                                                Number(s):
                                                                                           --------------------------------------

                                                                                Date:
                                                                                      --------------------------------------, 2001

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